UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Personal Strategy Balanced Portfolio	December 31, 2012

Highlights
  Global stock and bond markets rose in a volatile year ended December 31, 2012.

  The Personal Strategy Balanced Portfolio posted strong gains and outpaced its benchmarks for the period.

  We continue to favor stocks over bonds but reduced our overweight after strong recent outperformance. Stocks remain reasonably valued, while the current low-yield environment is less favorable for bond returns. Continued monetary easing by central banks helps reduce downside risk, although fiscal policy uncertainty in the U.S. and austerity in Europe constrain the upside.

  We are overweight emerging markets stocks and bonds as the favorable fiscal positioning of many emerging markets issuers stands in contrast to the budget and funding challenges faced by many developed markets.

  Economic and political uncertainties in the U.S. and abroad are likely to be a continued source of market volatility. While no investment can be protected from every negative scenario, we believe that a highly diversified portfolio and a focus on careful research can improve our opportunity for success.

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Personal Strategy Balanced Portfolio

Dear Investor

Major U.S. stock indexes generated strong gains for the year ended December 31, 2012, as accommodative actions by central banks around the world lessened the potential for an extreme negative financial event, which helped lift investor sentiment during the period. Stocks in developed non-U.S. markets and emerging markets outperformed their U.S. counterparts. Domestic bonds posted good gains. Investment-grade corporate and commercial mortgage-backed securities performed well, but high yield debt significantly outpaced investment-grade issues. Non-U.S. developed markets debt generated modest gains, while emerging markets bonds fared considerably better.

As shown in the Performance Comparison table, the Personal Strategy Balanced Portfolio gained 7.87% and 15.14% for the 6- and 12-month periods, respectively, ended December 31, 2012, and comfortably outpaced its primary benchmarks. Security selection generated positive results for the year as the majority of underlying portfolios outperformed their sector-specific benchmarks. Among equities, our large-cap growth stocks were particularly strong versus their benchmark. Our large-cap value, non-U.S. developed markets, and emerging markets stock portfolios also posted strong relative results. Real assets equities posted good gains and outpaced their underlying benchmark, but their inclusion weighed modestly on relative results as the sector trailed the broader equity markets.

In our fixed income exposure, investment-grade bonds performed well, and emerging markets bonds were also helpful. Our portfolio of high yield bonds posted double-digit gains but modestly underperformed its underlying benchmark. Nonetheless, the inclusion of diversifying sectors such as high yield and emerging markets bonds benefited results versus the Barclays U.S. Aggregate Bond Index. Our portfolio of non-U.S. dollar-denominated bonds rose nicely and outpaced its style-specific benchmark. Tactical decisions to overweight and underweight various asset classes and sectors were positive, led by an overweight to equities versus fixed income.

Market Environment

U.S. stocks generated strong returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and slower growth in emerging economies. Domestic equities were supported by solid U.S. corporate earnings—though year-over-year earnings growth has weakened somewhat—and accommodative policy actions by central banks around the world. Large-cap domestic stocks surrendered some of their earlier gains in the year’s closing months amid uncertainty about the November elections and U.S. fiscal policies. As the year ended, Congress was close to reaching an agreement to lessen the impact of federal tax increases and spending cuts scheduled to take effect in January. Legislation that delayed deep spending cuts for two months and prevented broad-based tax increases was passed by Congress on January 1, 2013.

According to various Russell indexes, mid-cap shares narrowly outpaced small- and large-cap stocks, and value stocks outperformed growth stocks across all market capitalizations. All S&P 500 sectors produced positive returns, led by financials and consumer discretionary. Telecommunication services and health care shares also did very well, while information technology, materials, and industrials and business services stocks narrowly trailed the broad market. Consumer staples and energy stocks lagged with smaller gains.

Equities from developed markets outside the U.S. slightly outperformed U.S. shares over the year. European markets fared well, helped by extraordinary actions by the European Central Bank to contain rising government bond yields in the eurozone. Most developed Asian markets produced strong returns, but Japanese shares lagged with more modest gains. Emerging markets equities narrowly outperformed developed equity markets in 2012, even though growth in many economies slowed and the European debt crisis hurt key export markets. Equities in emerging Europe were among the top performers, led by Turkey. Asian markets also rose as China gradually showed signs of incremental improvement and as several central banks in the region reduced interest rates to stimulate growth. Latin American markets lagged amid flat performance in regional heavyweight Brazil and sharp stock and currency declines in Argentina.

U.S. bonds produced good returns over the last year. Long-term Treasury bond yields were little changed for the year and remained near historic lows in response to weak global economic growth and Federal Reserve actions to stimulate the economy, which included further rounds of quantitative easing, an extension of its Maturity Extension Program, and a stated intent to keep short-term interest rates low until mid-2015. In the investment-grade universe, corporate bonds and commercial mortgage-backed securities were the best performers. High yield bonds significantly outperformed the investment-grade bond market as income-seeking investors continued favoring securities with attractive yields in a low interest rate environment.

Government bonds in developed non-U.S. markets produced modest gains. European bonds rose on the heels of accommodative policy actions from the European Central Bank. Japanese bonds declined sharply in dollar terms as the yen weakened amid concerns that the country’s new prime minister would push the Bank of Japan to ramp up its stimulus efforts and adopt a higher inflation target. Emerging markets debt significantly outperformed bonds in developed non-U.S. markets. Investors continued to favor bonds issued by developing countries due to their lower debt levels, attractive yields, and better growth prospects relative to countries in the developed world.

Portfolio Review and Positioning

The investment objective of the Personal Strategy Balanced Portfolio is to generate the highest total return consistent with an equal emphasis on both income and capital appreciation. The portfolio’s typical asset mix is 60% stocks and 40% bonds, cash, and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. The portfolio’s target allocation to equities was 64.0% at the end of the current reporting period versus 65.0% on June 30, 2012. The target allocation to bonds and cash was 36.0% at the end of the period versus 35.0% six months ago. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

Stocks
An overweight to stocks versus bonds helped performance over the past year. All of our stock portfolios generated strong 12-month gains and all outpaced their style-specific benchmarks. Our domestic large-cap value and growth stock portfolios were among the best absolute performers, and both comfortably outpaced their underlying benchmarks. Financials stocks were particularly beneficial, led by commercial banks such as Regions Financial and U.S. Bancorp. Diversified financial services firms Bank of America, JPMorgan Chase, and Moody’s were also strong contributors. Consumer discretionary shares posted strong gains as well and were paced by media companies Discovery Communications, Time Warner Cable, and Walt Disney. Utilities shares weighed on returns, with electric utilities Exelon and Entergy among the portfolio’s weakest performers. Apple—the portfolio’s largest holding—performed very well for most of the year before faltering in the closing months due to its high valuation and concerns about increased competition in key product areas. Our small-cap domestic stock portfolio also produced strong gains, as did equities from developed and emerging markets outside the U.S. Our portfolio of real assets stocks posted decent gains and outpaced its benchmark but lagged our core blended equity benchmark, composed of the Russell 3000 Index and the MSCI All Country World Index ex USA. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We reduced the size of our overweight to stocks versus bonds during the year. Stock valuations remain reasonable relative to historical valuations, while the current low-yield environment is less favorable for bond returns. U.S. corporate balance sheets and profit margins still appear healthy, and recent monetary easing from central banks around the world has helped to reduce some of the downside risk. However, a slower global economy is weighing on earnings and revenue growth, and uncertainties surrounding U.S. fiscal policy and European austerity measures are constraining upside potential. Stocks continue to offer dividend yields that are competitive with bond yields, where real yields (nominal yields adjusted for inflation) remain negative in many cases despite low to moderate inflation.

We favor domestic growth over value stocks. A low-growth economy often benefits growth stocks more than value, as growth companies tend to rely less on a strong economy to increase earnings. A modest improvement in global economic growth is unlikely to provide a sufficient catalyst for value stocks to outperform. Valuations currently favor large-cap stocks over small-caps, as the latter’s solid performance in recent years has reinforced the rich pricing in the small-cap universe.

We remain neutral between U.S. and non-U.S. stocks. Valuations for developed market stocks outside the U.S. reflect challenging fundamentals. Expectations of weaker economic growth in Europe and many other developed markets are balanced by expectations for relatively higher growth in emerging markets. We favor emerging markets relative to developed markets stocks due to the former’s better intermediate- to long-term growth prospects. However, we trimmed the size of our overweight in light of slowing global economic growth, which could constrain export-oriented economies over the near term. Emerging economies continue to face fewer headwinds due to debt and fiscal issues than many developed markets, and they have more flexibility to respond to any economic and fiscal challenges that may arise. We reduced our allocation to real assets equities and are underweight relative to global equities due to expectations of subdued commodities demand as China shifts its growth model from industrial production and exports to domestic consumption. In terms of the portfolio’s long-term strategic positioning, however, we continue to believe exposure to energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities should expand the portfolio’s broad diversification and position it to perform well under a variety of market conditions, including periods of rising inflation.

We also completed a strategic reallocation (initiated in 2011) that increased the international equity exposure of the Personal Strategy Balanced Portfolio from approximately 20% to approximately 30% of the total equity allocation. International developed and emerging markets equities are increasing as a percentage of the global equity market and now represent nearly 60% of world market capitalization. These areas often include countries that enjoy higher gross domestic product (GDP) growth rates than the U.S. and companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. We reduced the portfolio’s domestic equity exposure proportionally to ensure that it maintains an appropriate overall balance between stocks and bonds.

Bonds
Our broad fixed income allocation generated strong overall returns and significantly outperformed the benchmark Barclays U.S. Aggregate Bond Index for the year. The inclusion of diversifying sectors such as high yield bonds and emerging markets bonds, which are not included in the Barclays index, was particularly beneficial. Security selection in the underlying portfolios was also markedly positive, led by our investment-grade bonds. Non-U.S. developed market debt and emerging markets bonds were also positive, while our portfolio of high yield bonds lagged its sector-specific benchmark by a slim margin. Tactical decisions to overweight and underweight fixed income asset classes versus our benchmark had little impact on the portfolio’s overall performance.

We reduced the size of our overweight allocation to high yield versus investment-grade bonds due to narrowing yield spreads and aggressive trends in the new issue market, such as debt covenant terms that are less favorable to bondholders. Despite this, high yield bonds remain attractive relative to other fixed income sectors in this low-yield environment, particularly in light of our expectations for gradual economic improvement. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that interest rates are generally near historic lows. We trimmed our allocation to emerging markets debt but remain overweight versus U.S. investment-grade bonds. Slower global growth prospects have eased inflationary concerns in emerging markets, and the favorable fiscal positioning of many emerging markets sovereign issuers stands in contrast to the budget and funding challenges faced by many developed markets. Despite easier monetary policies and persistent fiscal deficits, we believe the U.S. dollar should continue to benefit as a defensive currency during periods of heightened risk aversion.

Outlook

We expect moderate economic improvement in most of the world’s major markets, though significant risks remain. U.S. growth expectations remain modest amid weak capital spending and labor market conditions. Last-minute legislation averted a fiscal cliff disaster, but a long-term resolution to deficit reduction issues has yet to be found, and a debt ceiling battle looms over the near term. Outside the U.S., much of Europe is mired in recession, and the potential for weaker growth in key emerging markets such as China, Brazil, and India may lead to renewed caution on the part of investors.

There are reasons for optimism, however. U.S. economic data are showing incremental improvements in employment, housing, and retail spending. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Against a backdrop of diminishing productivity gains, companies may increase employment and investment to meet incrementally rising demand, while the potential for lower energy prices should provide further support. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields. European policymakers appear to have stabilized the Continent’s debt crisis. Although a cure remains elusive as we await substantive progress on the long-term fiscal problems plaguing many European countries, the danger of a disorderly breakup of the eurozone has receded substantially. Although economic growth in emerging markets appears to be slowing, it remains robust. We believe that the worst of China’s economic slowdown has passed, and we are starting to see better numbers as the country charts a path toward more sustainable growth rates.

Although market volatility has ebbed from its high level at midyear, economic and political uncertainties persist in the U.S. and abroad and are likely to be a continued source of market volatility. While no investment can be protected from every negative scenario, we believe that a highly diversified portfolio and a focus on careful research improve our opportunity for success.

Charles M. Shriver
Chairman of the portfolio’s Investment Advisory Committee

January 24, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment programs.

Risks of Investing

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolio: An unmanaged portfolio composed of 60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Morningstar Moderate Target Risk: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging markets countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses
T. Rowe Price Personal Strategy Balanced Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Personal Strategy Balanced Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2012

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2012
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $126,592)	$	160,334
Receivable for investment securities sold		806
Interest and dividends receivable		309
Receivable for shares sold		27
Cash		3
Variation margin receivable on futures contract		3
Other assets		206
Total assets		161,688
Liabilities		
Payable for investment securities purchased		1,468
Obligation to return securities lending collateral		456
Investment management and administrative fees payable		153
Payable for shares redeemed		146
Unrealized loss on swaps		5
Other liabilities		189
Total liabilities		2,417
NET ASSETS	**$**	**159,271**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(1,231)
Net unrealized gain		33,749
Paid-in capital applicable to 8,146,685 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		126,753
NET ASSETS	**$**	**159,271**
NET ASSET VALUE PER SHARE	**$**	**19.55**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio
($000s)

Year Ended 12/31/12
Investment Income (Loss)	
Income	
Dividend	$ 2,989
Interest	946
Securities lending	27
Total income	3,962
Expenses	
Investment management and administrative expense	1,378
Investment management fees waived	(200)
Total expenses	1,178
Net investment income	2,784
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	6,627
Futures	(78)
Foreign currency transactions	(7)
Capital gain distributions from mutual funds	187
Net realized gain	6,729
Change in net unrealized gain (loss)	
Securities	11,844
Futures	13
Swaps	9
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain (loss)	11,868
Net realized and unrealized gain (loss)	18,597
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 21,381**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2012

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended December 31, 2012.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements
In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 33,965	$ –	$ –	$ 33,965
Common Stocks	70,352	21,503	–	91,855
Preferred Stocks	–	356	–	356
Convertible Preferred Stocks	–	69	20	89
Convertible Bonds	–	6	–	6
Corporate Bonds	–	8,840	–	8,840
Asset-Backed Securities	–	1,288	–	1,288
Non-U.S. Government Mortgage-Backed Securities	–	1,852	–	1,852
U.S. Government & Agency Mortgage-Backed Securities	–	11,784	–	11,784
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	–	7,051	–	7,051
Foreign Government Obligations & Municipalities	–	673	–	673
Municipal Securities	–	2,119	–	2,119
Securities Lending Collateral	393	63	–	456
Total Securities	104,710	55,604	20	160,334
Futures Contracts	3	–	–	3
Total	$ 104,713	$ 55,604	$ 20	$ 160,337
Liabilities				
Swaps	$ –	$ 5	$ –	$ 5

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(2,000) for the year ended December 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of December 31, 2012, the notional amount of protection sold by the fund totaled $120,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At December 31, 2012, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the year ended December 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $437,000; the value of cash collateral investments was $456,000.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearing-house provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of December 31, 2012, no collateral was pledged by either the fund or counterparties for covered OTC instruments. As of December 31, 2012, securities valued at $22,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $47,366,000 and $52,629,000, respectively, for the year ended December 31, 2012. Purchases and sales of U.S. government securities aggregated $38,912,000 and $34,824,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2012, the fund utilized $920,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.90% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2012, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Personal Strategy Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Balanced Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 8, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $568,000 from short-term capital gains,

  $3,786,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,631,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $962,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [142]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 2001 [142]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr. (1943) 1994 [142]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Robert J. Gerrard, Jr. (1952) 2012 [90]

Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009); and Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn (1943) 2003 [142]

Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2005 [142]	President, A&R Development Corporation (1977 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [90]

Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008)

John G. Schreiber (1946) 2001 [142]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009 [142]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [142]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA (1945) 1994 [16]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

P. Robert Bartolo, CFA, CPA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kris H. Jenner, M.D., D.Phil. (1962) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Ian D. Kelson (1956) Vice President	President–International Fixed Income, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian C. Rogers, CFA, CIC (1955) President	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 8, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 8, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 8, 2013